UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(b) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement           [ ] Confidential, For Use by the
                                                 Commission Only (as permitted
[X]    Definitive Proxy Statement                by Rule 14a-6(e)(2))
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                        Hatteras Income Securities, Inc.
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                (Name of Registrant as Specified In Its Charter)
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:  N/A
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(2) Aggregate number of securities to which transaction applies:  N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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(4) Proposed maximum aggregate value of transaction:  N/A
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(5) Total fee paid:  N/A
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
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(2) Form, Schedule or Registration Statement No.:  N/A
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(4) Date Filed:  N/A
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Notes:

[GRAPHIC]
                        Hatteras Income Securities, Inc.
                 ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2001
                 ----------------------------------------------

TO THE STOCKHOLDERS OF
 HATTERAS INCOME SECURITIES, INC:
     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of Hatteras Income Securities, Inc. (the "Company") will be held on Thursday, April 26, 2001 at 9:00 a.m. (Eastern time), at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:

     (1) To elect three Directors of the Company; and

     (2) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

     Due to recent changes to the rules governing proxy statements, it is no longer required that shareholders ratify the Board's selection of the Company's independent accountants. Accordingly, you are not being asked to vote on this item at this year's Annual Meeting.

     The Board of Directors of the Company has fixed the close of business on March 16, 2001 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Form of Proxy is intended to permit you to vote even if you do not attend the meeting in person.

     YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Forms of Proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                             By Order of the Board of Directors.

                                             Robert B. Carroll
                                             Secretary

March 23, 2001

          YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF
                              SHARES THAT YOU OWN.
                     PLEASE MARK, SIGN, DATE AND RETURN YOUR
                           FORM OF PROXY IMMEDIATELY.



     SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     BANK OF AMERICA AFFILIATES PROVIDE INVESTMENT ADVISORY AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

                        Hatteras Income Securities, Inc.
                            One Bank of America Plaza
                         Charlotte, North Carolina 28255
                                 (800) 851-9677
                ------------------------------------------------
                                 Proxy Statement

                         Annual Meeting of Stockholders
                                 April 26, 2001
                   ------------------------------------------
       This Proxy Statement is being furnished to holders of common stock
("Stockholders") of Hatteras Income Securities, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on April 26, 2001 at 9:00 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting.

     The Board of Directors has fixed March 16, 2001 (the "Record Date") as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting, and, accordingly, only Stockholders of record at the close of business on that date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 3,363,512 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Stockholders on or about March 23, 2001.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.

     All actions of the Board of Directors of the Company described in the proposal below were unanimously approved by the Board, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, Banc of America Advisors, Inc. ("BAAI"), the Company's investment adviser, or Banc of America Capital Management, Inc. ("BACAP"), the Company's investment sub-adviser.

                         PROPOSAL: ELECTION OF DIRECTORS

     At the Annual Meeting, the Stockholders of the Company will be asked to vote for the three nominees for Director listed below (the "Nominees"). Voting for the Nominees is not cumulative. Each Director will serve until the next Annual Meeting or until his successor shall be elected and shall qualify. Each Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected. Although the Board of Directors expects that each of the Nominees will be available for election, in the event a vacancy in the slate of Nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute Nominee selected by the persons named in the proxy. Directors will be elected by a plurality of the votes cast.

     The Board of Directors unanimously recommends that you vote to elect each of the Nominees.


The Board of Directors

     Information regarding each member of the Board of Directors is as follows:

     WILLIAM H. GRIGG, age 68, Chairman Emeritus, Duke Power Co., Charlotte, North Carolina, a public utility, since July 1997. Mr. Grigg was Chairman and Chief Executive Officer of Duke Power Co. from April 1994 to July 1997, Vice Chairman of Duke Power Co. from November 1991 to April 1994, and Executive Vice President -- Customer Group of Duke Power Co. from April 1988 to November 1991. He has been a Director of the Company since March 1980. Mr. Grigg is also a Director of Duke Power Co., Coltec Industries, Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., Nations Fund, Inc. and Nations LifeGoal Funds, Inc. Mr. Grigg is a Trustee of Nations Reserves, Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust.


     THOMAS F. KELLER, age 69, R. J. Reynolds Industries Professor of Business Administration and Former Dean of Fuqua School of Business, Duke University, Durham, North Carolina, since 1974. He has been a Director of the Company since March 1985. Mr. Keller is also a Director of LADD Furniture, Inc., Wendy's International, Inc., American Business Products, Inc., Dimon, Inc. and Biogen, Inc. Mr. Keller is a Trustee of Nations Reserves, Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust, Nations Funds Trust, The Mentor Funds, Mentor Institutional Trust and Cash Resource Trust. Mr. Keller is also a Director of Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., Nations Fund, Inc. and Nations LifeGoal Funds, Inc.

     A. MAX WALKER, age 78, independent Financial Consultant since May 1987. From April 1982 through May 1987, Mr. Walker was Vice President of Merrill Lynch, Pierce, Fenner & Smith, Inc. He has been a Director of the Company since the Company was organized in February 1973. Mr. Walker serves as a Director of Cerulean Companies, Inc. Mr. Walker is Chairman of the Board of Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., Nations Reserves, Nations Fund Trust, Nations Fund, Inc., Nations Annuity Trust, Nations LifeGoal Funds, Inc., Nations Master Investment Trust and Nations Funds Trust.

     None of the Nominees owns, either directly or indirectly, more than 1% of the capital stock of the Company. No Nominee has been, during the past five years, an officer, employee, director, general partner or shareholder, of BAAI, or BACAP or owned any securities or had any other material direct or indirect interest in BAAI or any of its affiliates. None of the Nominees has had, since the beginning of the current fiscal year, a material direct or indirect interest in any material transactions or proposed material transactions to which BAAI, BACAP or any affiliate thereof was or is to be a party, other than a transaction involving an investment company in the Company's "Fund Complex", as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). No Nominee is a party adverse, or has a material interest adverse, to the Company or any affiliates thereof in connection with any material pending legal proceedings. Since the beginning of the current fiscal year, none of the Nominees has engaged in any transactions to which the Company was a party or been indebted to the Company. Some of the Nominees and their affiliates have been customers of Bank of America, an affiliate of BAAI. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing in comparable transactions with others, and did not involve more than the normal risk of collectability or present other unfavorable features. Based solely on its review of copies of Forms 3 and 4 and amendments thereto and Forms 5 received by it, or written representations from certain reporting persons that no such Forms were required from such persons, the Company believes that, during the fiscal year ended December 31, 2000, it complied with all filing requirements applicable to its officers, directors and, if any, greater-than-ten-percent beneficial owners.

     In 2000, each Director attended at least 75% of the regular meetings of the Board and, as appropriate, meetings of the committees of the Board.


     Committees of Directors

     The Board of Directors meets regularly once each quarter at an in-person meeting and may have special meetings. The Board held four regular meetings during the fiscal year ended December 31, 2000. In addition, the Board has an Audit Committee and a Governance Committee.


     Audit Committee

     The Board's Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Company. Pursuant to the Audit Committee Charter adopted by the Company's Board, the Audit Committee is responsible for, among other things, conferring with the Company's independent public accountants, reviewing annual financial statements and recommending to the full Board the selection of the Company's independent public accountants. The Audit Committee has met with Company management to discuss, among other things, the Company's audited financial statements for the year ended December 31, 2000. The Audit Committee also has met with the Company's independent public accountants and discussed with them certain matters required under SAS 61 (an accounting standard) including, but not limited to, the scope of the Company's audit, the Company's financial statements for the year ended December 31, 2000 and the Company's accounting controls. The Audit Committee has received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent public accountants, their independence.

     Based upon these reviews and discussions, the Audit Committee has recommended to the full Board that the Company's audited financial statements be included in the Company's Annual Report to Shareholders for the year ended December 31, 2000 and be mailed to Shareholders and filed with the Securities and Exchange Commission.

     Messrs. Grigg, Keller and Walker are members of the Company's Audit Committee, which is composed entirely of directors who are not interested persons of the Company as defined by the 1940 Act and who are independent as defined by the listing standards of the New York Stock Exchange. Dr. Keller is the chairman of the Company's Audit Committee.


     Governance Committee

     The Board's Governance Committee advises the full Board with respect to nomination, compensation, self-evaluation, and retirement policies affecting the Company. Pursuant to the Governance Committee Charter adopted by the Company's Board, the Governance Committee's primary function is to make recommendations to the full Board on issues related to the independent directors and the composition and operation of the Board, and communicating with management on those issues. The responsibilities of the Governance Committee also includes nominating director candidates who are not independent directors in appropriate circumstances, and evaluating director candidates who have been suggested, proposed or nominated by other parties. The Governance Committee will consider nominees recommended by shareholders that are submitted in writing to the Secretary of the Company. The Governance Committee did not hold a meeting during the fiscal year ended December 31, 2000.

     Messrs. Grigg, Keller and Walker are members of the Company's Governance Committee, which is composed entirely of directors who are not interested persons of the Company as defined by the 1940 Act. Mr. Grigg is the chairman of the Company's Governance Committee.


Executive Officers and Significant Employees

     The Executive Officers and Significant Employees of the Company and their principal occupations for at least the last five years and their other affiliations are set forth below.

ROBERT H. GORDON,           President, the Company, Nations Balanced Target Maturity Fund, Inc.,
President                   Nations Government Income Term Trust 2003, Inc. and Nations Gov-
                            ernment Income Term Trust 2004 since March 1998.
                            President and Director, BAAI since February 1998;
                            Co-Chairman of the Board, BACAP since January 2000;
                            Senior Vice President, BAAI 1995- February 1998;
                            Senior Vice President, Bank of America since 1993.

EDWARD D. BEDARD,           Chief Financial Officer, the Company, Nations Balanced Target Matu-
Chief Financial Officer     rity Fund, Inc., Nations Government Income Term Trust 2003, Inc.
                            and Nations Government Income Term Trust 2004, Inc.
                            since 1997; Director of BAAI since 1997; Senior Vice
                            President, Chief Operating Officer, BAAI since 1996;
                            Chief Administrative Officer and Treasurer, BACAP
                            since January 2000; Corporate Vice President, New
                            York Life Insurance 1992-1996.

ROBERT B. CARROLL,          Secretary, the Company, Nations Balanced Target Maturity Fund, Inc.,
Secretary                   Nations Government Income Term Trust 2003, Inc. and Nations Gov-
                            ernment Income Term Trust 2004 since 1997; Associate
                            General Counsel, Bank of America Corporation since
                            1999; Assistant General Counsel, Bank of America
                            Corporation 1996-1999; Vice President, SEI
                            Corporation 1994-1996; Senior Special Counsel,
                            Securities and Exchange Commission, Division of
                            Investment Management 1992- 1994.

GERALD MURPHY,              Treasurer, the Company, Nations Government Income Term Trust
Treasurer                   2003, Inc., Nations Government Income Term Trust 2004 and Nations
                            Balanced Target Maturity Fund, Inc. since 1999;
                            Senior Vice Presi- dent, BAAI since 1998; Vice
                            President, Citibank 1997-December 1998; Director of
                            Financial Administration, Playfair & Associates; LLC
                            1995- 1997; Senior Vice President, Weiss, Peek &
                            Greer 1990-1995.

Compensation of Management

     The following table shows compensation paid by the Company and the Fund Complex to the Directors of the Company for the fiscal year ended December 31, 2000. Officers of the Company are employed by the Company's investment adviser or sub-adviser and receive no compensation or reimbursements from the Company.


                               COMPENSATION TABLE



  Name of Person,      Aggregate Compensation       Total Compensation from Company
      Position              from Company(1)       and Fund Complex Paid to Directors(2)
-------------------   ------------------------   ------------------------------------
  William H. Grigg
  Director                     $ 7,000                         $109,0003
  Thomas F. Keller
  Director                     $ 7,000                         $115,5004
  A. Max Walker
  Chairman                     $11,000                         $ 126,000

----------

(1) The Company pays the Chairman of the Board $11,000 per year and each Director $7,000 per year and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.
(2) The Fund Complex consists of 10 registered investment companies in addition to the Company.
(3) Includes $88,551 deferred compensation.
(4) Includes $94,806 deferred compensation.


Retirement Plan

     Under the terms of the Nations Fund Retirement Plan for Eligible Directors (the "Retirement Plan"), each Director may be entitled to certain benefits upon retirement from the Board of Directors of one or more of the open-end investment companies (the "Funds") in the Company's Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has both attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a Director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's service to the Funds is terminated, on or after his normal retirement date, multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. Each Director of the Company is a participant in the Retirement Plan. Messrs. Grigg, Keller and Walker have 10, 9 and 15 years of credited service, respectively, with the Funds.

                  ESTIMATED ANNUAL RETIREMENT BENEFITS TABLE



                                         Years of Service
                                      ----------------------
                      Remuneration        5           10
                     --------------   ---------   ----------
                     $  25,000         $  6,250     $12,500
                        50,000           12,500      25,000
                        75,000           18,750      37,500
                       100,000           25,000      50,000

                             ADDITIONAL INFORMATION

Procedural Matters

     Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 3,363,512 outstanding shares of the Company. Stockholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Annual Meeting and in this Proxy Statement. Directors will be elected by a plurality of the shares voted.

     Any form of proxy which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such form of proxy will be voted in favor of electing as Directors of the Company the three Nominees named in the Proxy Statement for the terms indicated. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will be counted solely for purposes of determining whether a quorum is present and otherwise will not be counted for or against any proxy to which they relate. Abstentions and broker non-votes will have no effect, either for or against, on any of the proposals.

     If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the proposal are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment(s) will require that more shares present in person or by proxy at the session of the Annual Meeting to be adjourned be voted in favor of adjournment than against. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the proposal. They will vote against any such adjournment(s) those proxies required to be voted against the proposal.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposal. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated form of proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.

     Signed but unmarked forms of proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

Solicitation of Proxies and Payment of Expenses

     The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send forms of proxy and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company and personnel of BAAI. Compensation for such services will be paid by the Company or BAAI, except that officers or employees of the Company will not be compensated for performing such services.


Substantial Stockholders

     As of the close of business on the Record Date, there were no persons known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company.


Additional Information

     The Company, with principal executive offices located at One Bank of America Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or on the SEC's website at www.sec.gov.

     BAAI and BACAP, both located at One Bank of America Plaza, Charlotte, North Carolina 28255, are the investment adviser and the investment sub-adviser, respectively, of the Company.


Future Stockholder Proposals

     In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting of Stockholders to be held in the year 2002, such proposal must be received by the Company on or before November 17, 2001.


Selection of Independent Accountants

     The Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. Representatives of PwC are not expected to be present at the Annual Meeting.

     Audit Fees. The aggregate fees for the most recent fiscal year for professional services rendered by PwC for the audit of the Company's annual financial statements to be included in the Company's Annual Report to Shareholders were $14,200.

     Financial Information Systems Design and Implementation Fees. The aggregate fees including fees billed to the Company, BAAI and any entity controlling, controlled by or under common control with BAAI, that provides services to the Company, for the most recent fiscal year for professional services rendered by PwC related to financial information systems design and implementations were $0.

     All Other Fees. The aggregate fees for the most recent fiscal year for non-audit services (those which are not included in the fees shown above) rendered by PwC were $6,000. These fees include fees for non-audit services provided to the Company, BAAI, and any entity controlling, controlled by or under common control with BAAI, that provides services to the Company.

     In connection with the provision of services related to financial information systems design and implementation and non-audit services, the Audit Committee has considered that the provision of such services to the Company, BAAI and/or any entity controlling, controlled by or under common control with BAAI that provides services to the Company is compatible with maintaining the independence of PwC.


Other Matters

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                                   PROXY CARD
                        HATTERAS INCOME SECURITIES, INC.
                         Annual Meeting of Stockholders
                                 April 26, 2001


         The undersigned hereby appoints Robert B. Carroll (the "Proxy") attorney and proxy of the undersigned, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Hatteras Income Securities, Inc. (the "Company") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 9:00 a.m. (Eastern time) on Thursday, April 26, 2001, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED MARCH 23, 2001.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

ELECTION OF DIRECTORS


   FOR             WITHHOLD AUTHORITY          Nominees:  William H. Grigg
all nominees    except as marked to the                   Thomas F. Keller
 as listed            contrary                            A. Max Walker
       [ ]               [ ]                   (INSTRUCTION: To withhold
                                               authority to vote for any
                                               individual nominee, strike a line
                                               through the nominee's name in the
                                               list hereon).

         In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


                                     ____________________________________, 2001
                                       (Please Date)
                                     ------------------------------------

                                     ------------------------------------
                                        Signature(s)


                                    Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.